SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-25032          25-1724540
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  (State or other jurisdiction         (Commission        (IRS Employer
   of incorporation)                   File Number)       Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania 15017
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

         As previously disclosed, effective May 15, 2007, George F. Keane retired as a Director of Universal Stainless & Alloy Products, Inc. As a result of Mr. Keane's retirement, the Company was not in compliance with the audit committee composition requirements of NASDAQ Marketplace Rule 4350. On June 25, 2007, the Company received a letter from NASDAQ Listing Qualifications confirming that the Company is not in compliance with the audit committee composition requirements set forth in Marketplace Rule 4350. According to the letter, the Company has until the earlier of May 15, 2008 or its next annual stockholders' meeting, which is expected to occur in May 2008, to regain compliance with these requirements or face possible delisting from NASDAQ. The Company is actively conducting a search for an independent director to serve on its Board of Directors and Audit Committee. The addition of one qualified independent director to serve on the Audit Committee will allow the Company to regain compliance with Marketplace Rule 4350. The Company expects to regain compliance with Marketplace Rule 4350 in advance of the termination of the cure period.

         The Company issued a press release disclosing that it received the letter from NASDAQ described above. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 8.01.  Other Events

         On June 28, 2007, the Company issued a press release announcing that it was added to the broad-market Russell 3000(R) Index. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits

       99.1 Press Release dated June 28, 2007

       99.2 Press Release dated June 28, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                              By:  /s/ Richard M. Ubinger
                                   -------------------------------------
                                   Vice President of Finance,
                                   Chief Financial Officer and Treasurer

Dated:  June 28, 2007